SUPPLEMENT TO MAY 1, 1999, PROSPECTUS
                                       OF
                     TOUCHSTONE SERIES TRUST (THE "TRUST")
                              DATED MARCH 10, 2000

The following information supplements certain information contained in the Prospectus of the Trust, dated May 1, 1999, and should be read in conjunction with that Prospectus.

As of March 15, 2000, Touchstone Balanced Fund, Touchstone Income Opportunity Fund and Touchstone Standby Income Fund (the "Funds") are closed to new accounts and are not available for purchase by shareholders who had not established an account with Touchstone Series Trust on or before March 15, 2000. Shareholders who are currently invested in any of the series of Touchstone Series Trust may make additional investments in the Funds and make exchanges to the Funds.